Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common Shares
Aggregate Sales Price	$ 38,909,069.00
Aggregate Redeemed or Repurchased, FY	34,816,121.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 4,092,948.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 565.24